UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): March 9, 2015

MEDOVEX CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-198621	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3279 Hardee Avenue Atlanta, Georgia		30341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2015, Medovex Corp. (“Medovex”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Streamline, Inc., a Minnesota corporation (“Streamline”).  Streamline is in the business of designing, developing, manufacturing and/or marketing 510-K exempt products for use in the medical field.

 Under the Merger Agreement, STML Merger Sub, Inc. a wholly-owned subsidiary of  Medovex, will merge with and into Streamline (the “Merger”) after which Streamline will become a wholly-owned subsidiary of Medovex; and each outstanding share of Streamline’s common stock will be converted into the right to receive cash and/or shares of Medovex common stock as described below.

In the aggregate, Streamline shareholders will receive:

•
approximately $1,325,000 cash (plus the amount of all cash actually received by Streamline after the date of the Merger Agreement as payment for the exercise price of Streamline common stock purchased under outstanding options and warrants less the amount of all taxes required to be withheld from such option and warrant holders in connection with such exercise, and less specified expenses related to the Merger and indebtedness of Streamline); plus

•	1,875,000 shares of Medovex common stock.

Prior to the consummation of the Merger, Streamline will have taken all actions necessary to cause all outstanding Streamline stock options and warrants to have been exercised or terminated.  The compensation to be paid to Streamline’s shareholders pursuant to the Merger Agreement will also be subject to adjustments relating to:

•	a cash holdback for statutory payments to dissenting Streamline shareholders, if any; and

•	200,000 shares of the 1,875,000 shares of Medovex’s common stock being held in escrow for up to 18 months after the consummation of the Merger to secure Streamline’s indemnification obligations.

The Merger Agreement contains usual and customary representations and warranties that Medovex, on the one hand, and Streamline and certain selling shareholders, on the other hand, made to each other as of specific dates. The Merger Agreement also contains customary indemnification provisions, including provisions relating to misrepresentations, breaches of warranties, failure to perform covenants under the Merger Agreement; costs related to the exercise of dissenters rights; indebtedness and transaction expenses not paid at closing; taxes relating to pre-closing operations; noncompliance with employee benefit laws; and operation of the provisions of the Merger Agreement relating to the sellers’ representative.  Two shareholders of Streamline have agreed to be jointly and severally responsible for certain specified warranties and representations of Streamline, as provided in the Merger Agreement. The assertions embodied in the representations and warranties of the parties were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Medovex and Streamline rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety. The related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Merger Agreement has been approved by the boards of directors of each of Medovex and Streamline. Medovex’s President and Chief Operating Officer, Patrick Kullman, was formerly the Chief Executive Officer of Streamline.  However, Mr. Kullman holds no securities in Streamline and therefore will not vote with regard to the approval of the Merger Agreement.  The closing of the Merger is subject to certain conditions precedent including the delivery of a legal opinion to Medovex by Streamline’s counsel, satisfactory completion of due diligence review and the required approval of Streamline’s shareholders, as well as other customary closing conditions.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, Peter Blankenship and Sam Blankenship will enter into Employment Agreements with Medovex as of the closing of the Merger.  As of the effective time of the Merger, John Blank will be appointed as a member of the Board of Directors of Medovex.

Item 7.01	Regulation FD Disclosure.

On March 10, 2015, Medovex issued a press release regarding the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Forward-Looking Statements

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
2.1	Agreement Plan of Merger between Medovex Corp., STML Merger Sub, Inc., Streamline, Inc., and several individuals dated March 9, 2015.
99.1	Press Release dated March 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.
Date: March 11, 2015	By:	/s/ Jarrett Gorlin Jarrett Gorlin Chief Executive Officer